UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09156

PROACTIVE Asset Allocation Funds

(Exact name of registrant as specified in charter)

21 Hawk Ridge Circle, Lake Saint Louis, MO 63367

 (Address of principal executive offices)(Zip code)

Jeffrey J. Unterreiner, Chairman and President

21 Hawk Ridge Circle, Lake Saint Louis, MO 63367

 (Name and address of agent for service)

Registrant's telephone number, including area code:  (314)561-0100

Date of fiscal year end: December 31

Date of reporting period:June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PROACTIVE ASSET ALLOCATION FUNDS

ANNUAL REPORT

OPTI-flex® DYNAMIC Fund

December 31, 2003

This report has been prepared for shareholders

And may be distributed to others only if preceded

or accompanied by a current prospectus.

PROACTIVE Asset Allocation Funds

21 Hawk Ridge Circle

Lake Saint Louis, MO  63367

1-888-PROACTIVE or 636-561-0100

Dear fellow shareholders:

2003 was a tremendous year for our OPTI-flex® DYNAMIC Fund as our 28.95% return put us well ahead of the Morningstar average for “Moderate Allocation” funds according to morningstar.com.

Combining the performance we had in 2003 with the protection we provided during the decline of 2002, we have now outperformed most major Indices as follows:

			2-Year
	2002	2003	Return
OPTIX	- 11.59%	28.95%	14.00%
S&P 500	- 22.10	28.68	0.24
NASDAQ	- 31.24	50.77	3.67
Wilshire 5000	- 20.86	31.64	4.18
DJWSX	- 20.03	33.02	6.38

OPTIX = OPTI-flex® DYNAMIC Fund

S&P 500 = Standard & Poor’s 500 Stock Index

NASDAQ = NASDAQ Composite Index

Wilshire 5000 = The Wilshire 5000 Total Market Index

DJWSX = Dow Jones World Stock Index

As you may know, I have only been Portfolio Manager of the Fund since August of 2002.  I have also significantly changed the strategy of the Fund since taking over as manager.

In my last Annual Report letter (February of 2003) I laid out 5 strategies that we were using (each with about 20% of Fund assets) to pursue our investment goals.  This balance of strategies was appropriate in 2002 and early 2003 when stocks were out of favor.

Year In Review: In mid-March, 2003, my valuation model between stocks and bonds tipped fully in favor of stocks (for the first time since 1998). As a result, we reduced our “core strategies” to about 10% each, and allocated the remaining 50% to stocks on a valuation basis.

As we took increased stock positions in March, we concentrated our investments in smaller companies and lower priced “value” stocks.

Also, in anticipation of a weakening dollar, and in observing better valuations in foreign markets, we positioned a portion of our stock money in foreign stocks, specifically in emerging Asia funds.  Note that international investment involves additional risks pertaining currency fluctuations, different accounting standards, and political instability.

Our stock vs. bond valuation model favored stocks for the remainder of 2003, so we maintained significant exposure to equities.  While small-cap stocks certainly outperformed large-cap stocks in 2003, the difference between growth and value stocks was minimal.

In addition to our value-based allocation and core investment in stocks, we also hold core positions in bonds and long-short funds, and actively trade a portion of our assets in a short-term trading strategy (primarily in the Rydex group of funds).

Our bond allocation all year has been to the Pioneer High Yield Fund.  As interest rates bottomed in June, the Lehman Brothers’ Aggregate Bond Index gained just 4.1% on the year.  Meanwhile, the Morningstar High Yield Fund average was up 24.0%, and our Pioneer High Yield Fund gained 32.1%.  Note that high yield bonds imply greater risk of default, and thus may have higher volatility than investment grade bonds.

Our long-short strategy was stable and not very profitable for the first 9 months of the year.  However, I’ve become more confident in the Templeton Global Long-Short Fund (TLSAX), which has become our primary holding within this strategy.  Early 2003 was tough on TLSAX as much of the advance was concentrated on more speculative issues, but it performed quite well toward the end of the year, and finished with a gain of 10.6%.  Note that shorting stocks entails special risks such as the potential for significant losses in a rising market.

Our short-term trading strategy was marginally profitable for 2003, while the overall portfolio (and the market overall) made significant gains.  Although the strategy did not help the performance this year, it added stability and consistency throughout the year.

Market Outlook: While we will continue to use the short-term trading portion of the Fund to hedge against market declines as we think it is appropriate, I want to be clear that my major stock vs. bond allocation continues to be strongly in favor of stocks.  And I would expect it to stay this way unless/until there are significant further gains on stocks and/or increases in bond rates.

Having said this, I will repeat that I think the advances for 2004 will be much more selective than in 2003.  It is certainly understandable that the more speculative growth and technology issues tended to lead on the way up in 2003.  Many investors had left the market (at least with a portion of their money) during the bear market of 2000-2002.  As a new bull market appeared to emerge, the first investors returning to stocks were the more aggressive investors looking toward the more speculative issues.

However, as a broader base of investors returns to the market, many are looking for earnings, dividends and solid consistent growth.  While our portfolio generally consists of “value” stocks trading with a P/E ratio about ½ of the overall market, the average stock on the NASDAQ market now trades about twice the P/E of the overall market.

We currently have the majority of our short-term trading money positioned in the Rydex Mekros Fund (leveraged to target 150% of the Return of the Russell 2000 Index).  We’ve also positioned most of our longer-term valuation-based equity positions in small-cap funds since smaller companies tend to outperform when the economy is emerging from recession.

I’d expect to hold our concentration in small-caps as February is seasonally the strongest month for small-cap stocks.  However, by the end of February I’m anticipating diversifying more into mid-cap and large-cap funds as well.  As referenced above, I do expect to continue our concentration in “value” funds.

If you have any questions about your account or our management strategy, please feel free to call our office toll-free at 888-PROACTIVE (888-776-2284).  You can also access information on the Fund (including your account balances and history) on our website at www.proactive-inc.com.  You will need to have your investor number (account number), and the last 4 digits of your social security number.

Sincerely yours,

Jeffrey J. Unterreiner, Portfolio Manager

OPTI-flex® DYNAMIC Fund

Past performance is no guarantee of future results.  Investment return and principal will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost.

Opti-flex® DYNAMIC Fund

		Schedule of Investments
		December 31, 2003
Shares/Principal Amount		Market Value	% of Assets

REGISTERED INVESTMENT COMPANIES - 95.18%
19,232	Aegis Value Fund *	$ 322,515
5,740	Boston Partners Long/Short Equity Institutional *	83,226
4,478	Burnham Financial Services Class A	109,435
1,828	CGM Focus Fund *	54,717
13,813	Dreyfus Premier Emerging Markets Class A	232,196
4,216	FBR Small Cap Financial Class A	141,141
7,805	FBR Small Cap Value Class A	253,271
6	Franklin Balanced Sheet Investment Class A	295
3,550	Franklin Micro-Cap Fund	114,925
2,877	Hotchkis & Wiley Small Cap Value Class A	131,585
7,934	Matthews Asian Growth Income	109,643
1,791	N/I Numeric Investors Small Cap Value	34,363
10,130	Oppenheimer Developing Markets Class A	208,772
27,867	Pioneer High Yield Class A	332,733
11,335	Rydex Mekros Fund	272,830
3,646	Rydex Venture 100 *	96,934
2,500	Scudder Dreman High Return Equity Class A	95,439
5,536	Scudder Dreman Small Cap Value	144,595
18,171	Templeton Developing Markets Fund	272,390
11,354	Templeton Global Long-Short Class A *	126,371
4,647	Turnaround Fund	63,847

Total Registered Investment Companies		$ 3,201,223	95.18%

Short-Term Investments
107,928	Flex Funds Money Market Fund - Rate .83% **	107,928	3.21%

	Total Investments	3,309,151	98.39%
	(Identified Cost -$ 2,650,590)

	Cash and other Assets less Liabilities	54,170	1.61%

	Net Assets	$ 3,363,321	100.00%

*Represents Non-Income Producing Security
**Variable Rate Security; The coupon rate shown represents the rate at December 31, 2003.

The accompanying notes are an integral part of the financial statements.

OPTI-flex® DYNAMIC Fund

Statement of Assets and Liabilities
December 31, 2003

Assets:
Investment Securities at Market Value	$ 3,309,151
(Identified Cost -$ 2,650,590)
Cash	61,322
Interest Receivable	32
Total Assets	$ 3,370,505
Liabilities
Advisor Fee Payable	2,245
Distribution Fee Payable	2,993
Universal Service Fee Payable	1,946
Total Liabilities	$ 7,184
Net Assets	$ 3,363,321

Net Assets Consist of:
Paid In Capital	11,203,658
Accumulated Realized Gain (Loss) on Investments - Net	(8,498,898)
Unrealized Depreciation in Value	658,561
Net Assets, for 572,320 Shares Outstanding	$ 3,363,321
($.10 par value, unlimited shares authorized)
Net Asset Value and Offering Price
Per Share ($3,363,321/572,320 shares)	$ 5.88

Redemption Price ($5.82 x $.99)*	$ 5.82

* A deferred sales charge applies only if redemption occurs less than one year from date of purchase.

The accompanying notes are an integral part of the financial statements.

OPTI-flex® DYNAMIC Fund

Statement of Operations
For the year ended December 31, 2003

Investment Income:
Dividends	$ 38,965
Interest	470
Total Investment Income	39,435

Expenses: (Note 3)
Investment Advisor Fees	19,897
Distribution and Servicing Fees	26,588
Universal Service Fee Expense	17,179
Total Expenses	63,664
Distribution Expenses Reimbursed	(2,812)
Net Expenses	60,852

Net Investment Income (Loss)	(21,417)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gains (Losses) on Investments	(27,684)
Net Realized Gains from Distributions of Realized Gains by other
Investment Companies	23,928
Net Change in Unrealized Appreciation (Depreciation) on Investments	738,634
Net Realized and Unrealized Gain (Loss) on Investments	734,878

Net Increase (Decrease) in Net Assets from Operations	$ 713,461

The accompanying notes are an integral part of the financial statements.

OPTI-flex® DYNAMIC Fund

Statements of Changes in Net Assets
	Year ended	Year ended
	12/31/2003	12/31/2002

From Operations:
Net Investment Income (Loss)	$ (21,417)	$ (81,159)
Net Realized Gain (Loss) on Investments and Distributions of
Realized Gains by other Investment Companies	(3,756)	(1,813,543)
Net Unrealized Appreciation (Depreciation)	738,634	826,593
Increase (Decrease) in Net Assets from Operations	713,461	(1,068,109)
From Distributions to Shareholders:
Net Investment Income	-	(338,557)
Net Realized Gains	-	-
Change in Net Assets from Distributions	-	(338,557)
From Capital Share Transactions:
Proceeds From Sale of Shares	1,483,409	3,296,919
Shares Issued on Reinvestment of Dividends	-	326,611
Cost of Shares Redeemed	(851,687)	(9,159,656)
Net Increase (Decrease) from Shareholder Activity	631,722	(5,536,126)

Net Increase (Decrease) in Net Assets	1,345,183	(6,942,792)

Net Assets at Beginning of Period	2,018,138	8,960,930
Net Assets at End of Period (including accumulated undistributed	$ 3,363,321	$ 2,018,138
net investment income of -0- and -0-, respectively)

Share Transactions:
Issued	300,211	538,198
Reinvested	-	71,625
Redeemed	(169,981)	(1,614,323)
Net increase (decrease) in shares	$ 130,230	$ (1,004,500)

Shares outstanding beginning of period	442,090	1,446,590
Shares outstanding end of period	572,320	442,090

The accompanying notes are an integral part of the financial statements.

OPTI-flex® DYNAMIC Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	1/1/2003	1/1/2002	1/1/2001	1/1/2000	1/1/1999
	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2001	12/31/2000	12/31/1999

Net Asset Value - Beginning of Period	$ 4.56	$ 6.19	$ 8.95	$ 15.80	$ 10.46

Net Investment Income	(0.04)	0.49	0.07	(0.18)	(0.20)
Net Gains or Losses from Investments	1.36	(1.21)	(2.61)	(4.46)	5.54
(realized and unrealized)	1.32	(0.72)	(2.54)	(4.64)	5.34
Total from Investment Operations

Distributions (From Net Investment Income)	0.00	(0.91)	0.00	(0.62)	0.00
Distributions (From Capital Gains)	0.00	0.00	(0.22)	(1.59)	0.00
Total Distributions	0.00	(0.91)	(0.22)	(2.21)	0.00

Net Asset Value - End of Period	$ 5.88	$ 4.56	$ 6.19	$ 8.95	$ 15.80

Total Return	28.95%	-11.59%	-28.36%	-29.36%	51.05%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 3,363	$ 2,018	$ 8,961	$ 14,382	$ 18,746
Ratio of Expenses to Average Net Assets (1)	2.29%	2.19%	1.23%	2.32%	2.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	-0.81%	-1.31%	0.97%	-1.36%	-1.69%
Ratio of expenses to Average Net Assets, before
reimbursement and voluntary fee reductions (1)	2.40%	4.09%	3.06%	2.52%	2.96%
Portfolio Turnover Rate	146.05%	2077.74%	957.96%	1915.88%	1011.63%

(1) These ratios exclude the expenses of the registered investment companies in which the Fund invests.
* Per share amounts were calculated using the average share method.

The accompanying notes are an integral part of the financial statements.

The OPTI-flex® DYNAMIC Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

1. ORGANIZATION and SIGNIFICANT ACCOUNTING POLICIES

The PROACTIVE Asset Allocation Funds Trust (the "Trust") was organized in 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company.  The OPTI-flex® DYNAMIC Fund (the "Fund"), a series of the Trust, commenced operations on October 1, 1996.  The Fund is authorized to issue an indefinite number of shares of $0.10 par value stock.  The Fund's objective is to seek an above average total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks. Certain redemptions made within a year of purchase may have a contingent deferred sales charge applied to it in accordance with the Fund's prospectus.

Use of estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Valuation of investments.  Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices.  Mutual funds are valued at the daily redemption value determined by the underlying fund.

Money market securities maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price for yield equivalent as obtained from dealers who make markets in such securities.  When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity.  Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase agreements.  The Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term.  At all times, the Fund maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.  As of December 31, 2003, the Fund was not invested in any repurchase agreements.

Federal income taxes.  It is the Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to shareholders.  Dividends to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends from net investment income annually.  The Fund distributes net capital gains, if any, on an annual basis.  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP.  These differences are primarily due to deferrals of certain losses and expiring capital loss carryforwards.  These "book/tax" differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Permanent differences identified in the year ended December 31, 2003, have been reclassified among the components of net assets as follows:

Capital	Undistributed Net Investment Income	Undistributed Net Realized Gains and Losses
($21,417)	$21,417	$-0-

Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains.

Other.   The Fund records purchases and sales of investments on the trade date.    The Fund calculates realized gains and losses from sales of investments on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income is recognized as earned.

2. INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, the cost of purchases and proceeds from sales, excluding short-term investments were $4,234,355 and $3,823,668, respectively.  There were no purchases or sales of U.S. Government and agency obligations.

The U.S. Federal income tax basis of the Fund's investments at December 31, 2003, was $2,755,258 and net unrealized appreciation for U.S. Federal income tax purposes was $553,893 (gross unrealized appreciation $569,510; gross unrealized depreciation $15,617).  The difference between book cost and tax cost represents the deferral of wash sales in the amount $79,309 and post-October losses in the amount of $25,359.

3.  AGREEMENTS and OTHER TRANSACTIONS WITH AFFILIATES

Effective February 1, 2003, PROACTIVE Financial Services, Inc. (the "Adviser") began providing the Fund with investment management research, statistical and advisory services.  For such services the Fund pays monthly a fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.75% of average net assets up to $500 million and 0.65% of average net assets exceeding $500 million.  Prior to February 1, 2003, PROACTIVE Money Management, Inc. served as the investment adviser.  The advisory fee structure remained the same.  For the year ended December 31, 2003, the Fund paid advisory fees totaling $19,897.  The Fund owed the Adviser $2,245 at December 31, 2003 for advisory services.

As of January 1, 2003, the Fund entered into an agreement with the Adviser to pay the Adviser a “Universal Services Fee” in return for payment of all administrative bills.  Administrative bills shall include, but not be limited to: audit, transfer agency, legal, printing, postage, custody, insurance, and registration.  Under this agreement, the only bills that will remain the responsibility of the Fund will be the Management Fee (currently 0.75%), and distribution fees (currently 0.75% 12b-1 fee and 0.25% shareholder service fee).  The “Universal Services Fee” is equal to 0.65% of the Fund’s first $20 million in average net assets, 0.50% of average net assets between $20 million and $100 million, and 0.25% of average net assets over $100 million.  The Adviser earned fees of $17,179 under this agreement for the year ended December 31, 2003, with $1,946 remaining payable to the Adviser at December 31, 2003.

Pursuant to Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution Plan (the "Plan") with PROACTIVE Financial Services, Inc. (the "Distributor").  Under the provisions of the Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.75% of average daily net assets of the Fund, to aid in the distribution of Fund shares. Additionally, the Fund has adopted a Service Plan with the Distributor.  Under the provisions of the Service Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of the Fund, to reimburse securities dealers for personal services or maintenance of shareholder accounts.  For the year ended December 31, 2003, the Fund incurred $26,588 of distribution expenses.  Distribution expenses were reduced by $2,812 due to reimbursements.

Certain officers and trustees of the Fund are also officers or directors of the Adviser and the Distributor and currently own 3.71% of the capital stock outstanding.

4. FEDERAL TAX INFORMATION

The tax character of distributions paid during 2003 and 2002 was as follows:

	2003	2002

Distributions paid from:
Ordinary income	$ 0	$ 338,557
Long-term capital gain	0	0
	$ 0	$ 338,557

As of December 31, 2003, the components of accumulated earnings (deficit) on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	($8,394,230)	$553,893	($7,840,337)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales and post-October losses.

For federal income tax purposes, the Fund had a capital loss carryforward of $8,394,230 [of which $5,056,137 and $3,338,093 expire in 2009 and 2010, respectively] as of December 31, 2003, which is available to offset future capital gains, if any.  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

END OF NOTES TO FINANCIAL STATEMENTS

OTHER INFORMATION REGARDING TRUSTEES AND OFFICERS  (unaudited)

The Board of Trustees oversees the management of the Trust and the Fund and elects its officers.  The officers are responsible for the Fund's day-to-day operations.  The Trustees' and officers' names, addresses, years of birth, positions held with Trust, and length of service as a PROACTIVE Asset Allocation Funds Trustee are listed below.  Also included is each Board member's principal occupation during, at least, the past five years.  Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Trust are indicated by an asterisk (*).

Name, Address[1] Year of Birth	Position and Length of Service[2]	Principal Occupation During Past Five Years
Jeffrey J. Unterreiner* Year of Birth: 1969	Trustee/Chairman and President since 1996	President, PROACTIVE Financial Services, Inc. since October 1994; Representative/Portfolio Manager PROACTIVE Money Management, Inc. since July 1991
Raymond E. Doerr Year of Birth: 1922	Trustee since 1996	Retired November 1982 as an Engineering Director for Monsanto Company, a chemical company.
Arnold D. Tennant Year of Birth: 1940	Trustee since 1998	President, Tennant Capital Management, Inc., an investment advisor, since May 1996; Representative, Clearing Services of America, a broker-dealer, from May 1996 to March 1999.

1 The address of each Trustee is 21 Hawk Ridge Circle, Lake Saint Louis, MO  63367.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

*Jeffrey J. Unterreiner is deemed an "interested person" of the Trust by virtue of his position as President of PROACTIVE Financial Services, Inc., the Distributor and Investment Advisor of the Trust.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees

The Opti-flex DYNAMIC Fund

(a series of The PROACTIVE Asset Allocation Funds):

We have audited the accompanying statement of assets and liabilities of The OPTI-flex DYNAMIC Fund (“the Fund”), including the schedule of investments as of December 31, 2003,  and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Opti-flex DYNAMIC Fund as of December 31, 2003, the results of its operations for the year then ended,  the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/McCurdy & Associates CPA's, Inc.

Westlake, Ohio

January 22, 2004

The OPTI-flex® DYNAMIC Fund

INVESTMENT ADVISOR AND

DISTRIBUTOR

PROACTIVE Financial Services, Inc.

21 Hawk Ridge Circle

Lake Saint Louis, MO  63367

888-776-2284

636-561-0100

CUSTODIAN

U. S. Bank, N.A.

425 Walnut Street

Cincinnati, OH  43017

TRANSFER AGENT AND DIVIDEND

DISBURSING AGENT

Mutual Shareholder Services, LLC

8869 Brecksville Road, Suite C

Brecksville, OH  44141

LEGAL COUNSEL

Burns & Levinson, LLP

125 Summer Street

Boston, MA 02110

AUDITORS

McCurdy & Associates

27955 Clemens Rd.

Westlake, OH  44145

PROACTIVE Asset Allocation Funds

21 Hawk Ridge Circle

Lake Saint Louis, MO  63367

888-PROACTIVE (888-776-2284)

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

We have not specified an audit committee financial expert because "the financial expertise is evenly split between both members of the audit committee."  We understand that therefore both members are deemed responsible for any financial matters and disclosures.  As discussed in the Prospectus/SAI, Raymond E. Doerr retired in November of 1982 as Engineering Director For Monsanto Company.  Arnold D. Tennant is President of Tennant Capital Management, Inc., an Investment Adviser since May 1996, and most recently has been a Representative of Clearing Services of America, a broker-dealer, from May 1996 to 1999.

Item 4. Principal Accountant Fees and Services.

 (a)

Audit Fees

For Year Ending December 31, 2003

$10,862

For Year Ending December 31 2002

$13,000

 (b)

Audit-Related Fees

For Year Ending December 31, 2003

$0

For Year Ending December 31, 2002

$1,500 Paid by advisor for consulting regarding possible closure of the fund.

(c)

Tax Fees

For Year Ending December 31, 2003

$550 Preparation of tax returns and research in connection with those returns.

For Year Ending December 31, 2002

$1,435 Preparation of tax returns and research in connection with those returns.

(d)

All Other Fees

For Year Ending December 31, 2003

$0

For Year Ending December 31, 2002

$0

(e)(1)

Pre-clearance

An Access Person (other than a Disinterested Trustee) may not, directly or indirectly, acquire or dispose of beneficial ownership of a security except as provided below unless:

1.

such purchase or sale has been approved by the Preclearance Officer or, in the case of persons employed by the Portfolio's investment adviser, by a supervisory person designated by the investment adviser.

2.

the approved transaction is completed on the same day approval is received; and

3.

the Preclearance Officer has not rescinded such approval prior to execution of the transaction.

Each access person may effect total purchases and sales of up to $25,000 of securities listed on a national securities exchange within any six month period without preclearance from the Board of Trustees or the Preclearance Officer.

1)  The six-month period is a "rolling" period, i.e., the limit is applicable between any two dates which are six months apart.

2)  Transactions in options and futures, other than options or futures on commodities, will be included for purposes of calculating whether the $25,000 limit has been exceeded.  Such transactions will be measured by the value of the securities underlying the options and futures.

3)  Although preclearance is not required for personal transactions in securities which fall into this "de minimis" exception, these trades must still be reported on a quarterly basis pursuant to Section IV.B, if such transactions are reportable.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

[Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee.  See 17 CFR 210.2-01 of regulation S-X, paragraph (c)(7)(i)(C).]

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

For Year Ending December 31, 2003

$550

For Year Ending December 31, 2002

$1,435

 (h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.  Not applicable.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of February 19, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)

 ANY CODE OF ETHICS OR AMENDMENT THERETO.

Filed herewith.

(b)

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.

Filed herewith.

(c)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROACTIVE Asset Allocation Funds

By /s/Jeffrey J. Unterreiner

     Jeffrey J. Unterreiner

     President

Date March 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Jeffrey J. Unterreiner

     Jeffrey J. Unterreiner

     President

Date March 10, 2004

By /s/Tonjua G. Donnelly

     Tonjua G. Donnelly

     Treasurer

Date March 10, 2004